EMPLOYMENT AGREEMENT ENTERED INTO AT
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MONTREAL THIS 13TH DAY OF SEPTEMBER, 1999
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BETWEEN:
GLOBALNETCARE, a company incorporated under the laws of the state of Florida, situated at 2000 McGill College, suite 950, Montreal, Quebec, H3A 3H3
(hereinafter  referred  to  a  "GlobalNetCare")

AND:

DR. FOTINI SAMPALIS MD, PHD, domiciled and residing at 1348 Elizabeth Blvd., Chomedey, Laval. H7W 3J8
(hereinafter  referred  to  as  "The  Doctor")

WHEREAS:

GLOBALNETCARE and the Doctor, wish to enter into an agreement under which the Company shall engage the services of the Doctor for the purpose of Its affairs.

1. The Company shall retain the Doctor and the Doctor has advised the Company, of her willingness, ability and desire to do -so.

2.     POSITION  AND  DUTIES

The Doctor,
- Assumes the position of member of the SCIENTIFIC COMMITTEE which advises the Board on medical matters;
- Assumes the position of GENERAL MANAGER of all Information Centers - overseeing all Health Care Professionals

The doctor/manager,
a)     collaborates  with  the  Director  of  Technology
b)     directs the Project Manager,
c)     assigns  and supervises the work of the Medical Writers, Graphic Artists,
d)     develops  and  oversees  the  logistics  for  each  Information  Center.

     The doctor/manager,

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a)     directs  each  Physician  in  the  technique of developing an information
        Center compatible, in form and content, with the Pythian system,
b)     ensures  input  of  each  Center  by  Computer  Programmers
c)     implements revisions of the module, as requested by Heads of Centers,
d)     ensures the professional editing of each Center.

The doctor/manager,
a)     assumes  the  position  of  the  Surgical  Center  Committee,
b)     collaborates  in  the  production  of  surgical  teleconferences,
c)     collaborates in the production of robotic surgery.

The doctor/manager,
a) develops and oversees the logistics of the "Distance Based Training" Teleconference Program
b)     ensures  input  of  the  Program  by  the  programmers
c) is solely responsible for the "Distance Based Training" of Health Care professionals on innovative and traditional diagnostic and treatment techniques for  breast  disease.

The doctor/manager,
a) is responsible for. the medical aspect of research and development of proposals for medical and pharmaceutical companies
b)    communicates  with  medical  and  pharmaceutical  companies
c) assists in the formation of alliances with medical and pharmaceutical companies

3.     Terms  of  Agreement

Any and all liabilities arising pursuant to information provided by the Doctor under the terms of this agreement shall be the sole responsibility of GlobalNetCare. GlobalNetCare hereby covenants and agrees to indemnify, save and hold the Doctor harmless from and against any and all loss and damages, costs, expenses, liabilities or fees (including legal fees and costs) arising out of or connected with any liabilities or law suits initiated pursuant to any and all information provided under the terms of this Agreement-

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4.     Earlier  Termination

Notwithstanding any provisions to the contrary, the Company may terminate the present Agreement at any time by giving the Doctor 2 weeks written notice.

5.      Remuneration

GlobalNetCare shall remunerate the Doctor with shares, equivalent to US$500.000.00 for compensation for the following

a.     Delivery  of  the  'Virtual  Breast  Center"
b.     Completion of the "Telesurgery Project'
c.     Completion of the "Distanced Based Training Project"

The  shares  would  be  provided  in  two  installments:
-     US$250,000.00  following  the  signing  of  the  agreement;
-     US$250,000.00  six  months  following  the  signing  of  the  agreement.

In addition, GlobalNetCare shall pay to the Doctor the sum of C$2500 payable weekly and effective as of January l, 2000 for 20 hours of work per week of service to GlobalNetCare.

6.     Confidentiality

The Doctor shall not, either during this Agreement or after the termination thereof, divulge, disclose or communicate to any person whomsoever, or use for her own or another's advantage, any confidential information which the Doctor may receive or obtain in relation to the affairs of GlobalNetCare except in so far be necessary for the Doctor to do any of the foregoing in the performance of his duties hereunder.

7.     Document  and  other  Property

All documents, records, correspondence, accounts, equipment or other property relating to the affairs of the GLOBALNETCARE and kept in the possession or under the control of the Doctor shall be and remain the property of GLOBALNETCARE.

8.     Modification

This agreement shall not be modified or changed in any way except by written amendments signed by both GlobalNetCare and the Doctor,

9.     Language

The parties herein declare that they have requested that this contract be drafted in English; les parties derlarent qu'ils ont exige que ce contract soit
redige    en  anglais

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Signed:

/s/George Tsoukas
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Dr.  George  Tsoukas


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Physician


September 13th, 1999
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Date